UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2007
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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                      0-15661                     36-0724340
 State of Other           Commission File Number           I.R.S. Employer
Jurisdiction of                                         Identification Number
 Incorporation

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 45 under the Securities Act (17 CFR 230.425)

|_| Soliciting materials pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d - 2 (b) under the Exchange Act (17 CFR 240. 14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e - 4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

      On April 20, 2007, the registrant issued a press release to report results for its first quarter ended March 31, 2007.

      That press release, April 20, 2007 and titled "AMCOL International (NYSE:ACO) Reports First Quarter Earnings per Share Up 13 Percent" is attached hereto as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits

(d)   The following exhibit is furnished with this document:

      Number   Exhibit
      ------   -------

      99.1 Press Release titled "AMCOL International (NYSE:ACO) Reports First Quarter Earnings per Share Up 13 Percent" dated
               April 20, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMCOL INTERNATIONAL CORPORATION


Date:  April 20, 2007                  By: /s/ Lawrence E. Washow
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                                           Lawrence E. Washow
                                           President and Chief Executive Officer